UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

MidCap Funding X Trust

As previously reported by Twinlab Consolidated Holdings, Inc. (the “Company”), the Company and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation ("TCC"), Twinlab Holdings, Inc. ("THI"), Twinlab Corporation ("Twinlab"), ISI Brands Inc. ("ISI"), NutraScience Labs, Inc. ("NSL"), NutraScience Labs IP Corporation ("NSLIP"), Organic Holdings LLC ("Organic"), Reserve Life Organics, LLC ("Reserve"), Resvitale, LLC ("Resvitale"), Re-Body, LLC ("Re-Body"), Innovitamin Organics, LLC ("Innovitamin"), Organics Management LLC ("Organics Mgmt."), Cocoawell, LLC ("Cocoawell"), Fembody, LLC ("Fembody"), Reserve Life Nutrition, L.L.C. ("Reserve Life"), Innovita Specialty Distribution, LLC ("Innovita") and Joie Essance, LLC ("Joie" and with the Company, TCC, THI, Twinlab, ISI, NSL, NSLIP, Organic, Reserve, Resvitale, Re-Body, Innovitamin, Organics Mgmt., Cocoawell, Fembody, Reserve Life and Innovita, collectively, the "Twinlab Companies"), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust ("MidCap Trust"), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust, an affiliate of MidCap Trust, which on February 13, 2019 re-assigned all of its rights and interest in and to the revolving loans made under the facility to MidCap Funding IV Trust (“MidCap”), also an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit and Security Agreement and Limited Consent dated as of April 7, 2015, that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent, dated as of June 30, 2015, that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, that certain Amendment No. 8 to Credit and Security Agreement dated as of January 28, 2016, that certain Amendment No. 9 to Credit and Security Agreement, dated as of April 5, 2016, that certain Amendment No. 10 to Credit and Security Agreement dated as of August 11, 2016, that certain Amendment No. 11 to Credit and Security Agreement dated as of September 1, 2016, that certain Amendment No. 12 to Credit and Security Agreement and Limited Consent dated as of December 2, 2016, that certain Amendment No. 13 to Credit and Security Agreement and Limited Consent dated as of August 30, 2017, that certain Amendment No. 14 to Credit and Security Agreement and Limited Waiver dated as of March 22, 2018, that certain Amendment No. 15 to Credit and Security Agreement, dated as of December 4, 2018, that certain Amendment No. 16 to Credit and Security Agreement, dated as of January 22, 2019, and that certain Amendment No. 17 to Credit and Security Agreement and Limited Waiver dated as of April 22, 2019.

On April 22, 2021, the Twinlab Companies and MidCap entered into Amendment No. 18 to Credit and Security Agreement (the "MidCap Eighteenth Amendment"). The MidCap Eighteenth Amendment added or amended certain defined terms, extended the expiration date to April 22, 2024, and revised calculations for the Unused Line Fee and the Deferred Revolving Loan Origination Fee, as those terms are defined in the Credit and Security Agreement.

The foregoing description of the MidCap Eighteenth Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this report.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the MidCap Eighteenth Amendment is hereby incorporated by reference into this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 18 to Credit and Security Agreement, dated as of April 22, 2021, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC, Joie Essance, LLC and MidCap Funding IV Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: August 13, 2021	By:	/s/ Kyle Casey
Kyle Casey Chief Financial Officer